UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 18, 2015

Attitude Drinks Incorporated

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

(000-52904)	65-0109088
(Commission File Number)	(I.R.S. Employer Identification No.)

712 U.S. Highway 1, Suite #200

North Palm Beach, Florida 33408

(Address of principal executive offices zip code)

(561) 227-2727

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 18, 2015, Attitude Drinks Incorporated (the “Company”) issued (i) shares of its newly created Series C Convertible Preferred Stock (the “Series C Preferred Stock”), (ii) 7-year warrants (the “Promissory Notes Warrants”) to purchase shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), and (iii) an additional investment right (the “Promissory Notes Additional Investment Rights”) to certain holders of its promissory notes upon the closing of the transactions contemplated by the various exchange agreements (the “Promissory Notes Exchange Agreements”) entered into on May 21, 2015 between Attitude Drinks Incorporated (the “Company”), and the holders of certain of its outstanding promissory notes (the “Promissory Notes”). Each holder of Promissory Notes exchanged amounts outstanding (principal and interest) under their Promissory Notes for: (a) shares of Series C Preferred Stock , (b) Promissory Notes Warrants , and (c) Promissory Notes Additional Investment Rights. The exchange ratio was $1,000 of converted promissory notes and/or accrued interest for 1 share of Series C Convertible Preferred Stock, Promissory Notes Warrants exercisable for the same number of shares of Common Stock from the converted Series C Convertible Preferred Stock and Promissory Notes Additional Investment Rights to purchase up to the same number of Stated Value of Series C Convertible Preferred Stock and corresponding Promissory Notes Warrants. Promissory Notes and accrued interest payable in the aggregate principal amount of $3,341,680 were exchanged for an aggregate of 3,344 shares of Series C Convertible Preferred Stock, Promissory Notes Warrants exercisable for an aggregate of the same number of shares of Common Stock from the conversion of the Series C Convertible Preferred Stock and Promissory Notes Additional Investment Rights to purchase an aggregate of the same number of Stated Value of Series C Convertible Preferred Stock and corresponding Promissory Notes Warrants.

In addition, on August 18, 2015, the Company issued (i) shares of Series C Preferred Stock, (ii) 7-year warrants (the “Accrued Salary Warrants”) to purchase shares of Common Stock, and (iii) an additional investment right (the “Accrued Salary Additional Investment Rights”) to purchase additional shares of Series C Convertible Preferred Stock and corresponding Accrued Salary Warrants upon the closing of the transactions contemplated by the various exchange agreements (the “Accrued Salary Exchange Agreements”) entered into on May 21, 2015 between the Company and certain individuals (the “Subscribers”) who are owed accrued and unpaid salary (the “Accrued Salary”) by the Company. Each Subscriber exchanged Accrued Salary for: (a) shares of Series C Preferred Stock, (b) Accrued Salary Warrants, and (c) Accrued Salary Additional Investment Rights. The exchange ratio was $1,000 of converted accrued and unpaid salary for 1 share of Series C Convertible Preferred Stock, Accrued Salary Warrants exercisable for the same number of shares of Common Stock from the conversion of the Series C Convertible Preferred Stock and Accrued Salary Additional Investment Rights to purchase up to the same number of Stated Value of Series C Convertible Preferred Stock and corresponding Accrued Salary Notes Warrants. An aggregate of $863,674 of Accrued Salary was exchanged for an aggregate of 863 shares of Series C Convertible Preferred Stock, Accrued Salary Warrants exercisable for an aggregate of the same number of shares of Common Stock from the conversion of the Series C Convertible Preferred Stock and Accrued Salary Additional Investment Rights to purchase an aggregate of the same number of Stated Value of Series C Convertible Preferred Stock and corresponding Promissory Notes Warrants.

A summary of the material provisions of the Series C Preferred Stock as set forth in the Certificate of Designations, Preferences, and Rights of the Series C Convertible Preferred Stock is set forth below.

Designation, Amount and Par Value

The number of shares designated and authorized as Series C Convertible Preferred Stock is 100,000. Each share of Series C Convertible Preferred Stock has a par value of $0.00001 per share and a stated value of $1,000 per share (the “Stated Value”).

Dividends

Each holder of Series C Convertible Preferred Stock is entitled to receive, when, as and if declared by the Company’s Board of Directors, an annual dividend per share equal to 6% of the Stated Value, which is payable at the option of the Company through the issuance of shares of Common Stock, in cash, or a combination thereof. Dividends are cumulative and accrue (whether or not earned or declared) from the date such shares are issued and are payable semi-annually in arrears on January 1 and July 1 of each year, beginning on January 1, 2016.

Conversion

At any time after the issuance date of the Series C Convertible Preferred Stock and subject to requirements of Rule 144 where applicable, each share of Series C Convertible Preferred Stock is, at the option of the holder, convertible into a number of shares of Common Stock determined by dividing the Stated Value and accrued but unpaid dividends by an amount equal to a 50% discount to the lowest closing price for the previous thirty (30) trading days, but in any event no more than $0.0002 per share of Common Stock (the “Conversion Price”) (as adjusted for any stock splits, stock dividends, recapitalizations and the like).

Liquidation

 In the event of a liquidation, dissolution or winding up of the Company, holders of Series C Convertible Preferred Stock are entitled to receive, after distribution to the holders of senior securities and prior to the distribution to holders of Common Stock or any other class of preferred stock ranking junior to the Series C Convertible Preferred Stock, the Stated Value (as adjusted for any stock splits, stock dividends, recapitalizations and the like).

Anti-Dilution

The Conversion Price is subject to adjustment if the Company effectuates certain transactions, including the issuance of shares of its capital stock, any subdivision, combination of shares or recapitalization, stock split or issues a dividend in Common Stock. In addition, if the Company issues shares of its capital stock for consideration per share less than the Conversion Price (other than certain exempted issuances), then the Conversion Price shall be reduced to the issuance price of any such securities so issued.

Voting Rights

Holders of shares of Series C Convertible Preferred Stock have no voting rights.

The Subscribers of the Promissory Notes Exchange Agreements have tacking rights to convert their preferred shares into Common Stock without the six months’ holding period. The Subscribers of the Accrued Salary Exchange agreements must hold the Series C Convertible Preferred Stock for six months under the requirements of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), in order to convert to Common Stock. Each Promissory Note Warrant entitles the holder to purchase one share of Common Stock, has an exercise price of $0.0002 per share and expires 7 years from date of issuance. Each Accrued Salary Warrant entitles the holder to purchase one share of Common Stock, has an exercise price of $0.0002 per share and expires 7 year from date of issuance.

The foregoing descriptions of the Series C Convertible Preferred Stock, the Promissory Notes Warrants, the Promissory Notes Additional Investment Rights, the Accrued Salary Warrants, the Accrued Salary Additional Investment Rights, the Promissory Notes Exchange Agreements and the Accrued Salary Exchange Agreements are qualified in their entirety by reference to the full text of the Certificate of Designations of the Series C Convertible Preferred Stock, the form of Promissory Notes Warrant, the Form of Promissory Notes Additional Investment Right, the form of Accrued Salary Warrant, the form of Accrued Salary Additional Investment Right, the form of Promissory Notes Exchange Agreement, and the form of Accrued Salary Exchange Agreement, copies of which are attached hereto or incorporated by reference herein as Exhibits 3.1, 4.1, 4.2, 4.3, 4.4, 10.1, and 10.2, respectively.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The offer and issuance of the Series C Convertible Preferred Stock, the Promissory Notes Warrants and the Promissory Notes Additional Investment Rights to the holders of the Promissory Notes were not registered under the Securities Act at the time of issuance, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For the issuance of these securities to the holders of the Promissory Notes, the Company intends to rely on the exemption from federal registration under Section 3(a)(9) of the Securities Act. For the issuance of the Series C Convertible Preferred Stock, the Accrued Salary Warrants and the Accrued Salary Additional Investment Rights, the Company intends to rely on the exemption from federal registration under the Section 4(a)(2) of the Securities Act, based on the Company’s belief that the offer and sale of these securities has not and will not involve a public offering as the investors are all “accredited investors” as defined under Section 501 promulgated under the Securities Act, and no general solicitation has been involved in the offering.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Name of Exhibit

3.1	Certificate of Designations, Preferences, and Rights of Series C Convertible Preferred Stock of Attitude Drinks Incorporated (incorporated by reference to Exhibit 3.3 of the Company’s Form 8-K (File No. 000-52904) filed with the Securities and Exchange Commission on August 12, 2015)
4.1	Form of Promissory Notes Warrant
4.2	Form of Promissory Notes Additional Investment Right
4.3	Form of Accrued Salary Warrant
4.4	Form of Accrued Salary Additional Investment Right
10.1	Form of Promissory Notes Exchange Agreement
10.2	Form of Accrued Salary Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATTITUDE DRINKS INCORPORATED

Date: August 18, 2015	By:	/s/ Roy G. Warren
		Name:	Roy G. Warren
		Title:	Chief Executive Officer